UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA XD PLASTICS COMPANY LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA XD PLASTICS COMPANY LIMITED

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone,
Heilongjiang Province, PRC 150060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 14, 2011

TO THE STOCKHOLDERS OF CHINA XD PLASTICS COMPANY LIMITED:

The Annual Meeting of the Stockholders of China XD Plastics Company Limited, a Nevada corporation (the “Company,” “China XD,” “we,” “us” or “our”) will be held on December 14, 2011, at 9:00 a.m. Beijing time, which is equivalent to December 13, 2011 at 8:00 p.m. U.S. Eastern Standard Time (the “Annual Meeting”), at Sanya Marriott Yalong Bay Resort & Spa, Yalong Bay, National Resort District, Sanya, Hainan 572000, China. The Annual Meeting is called for the following purposes:

1.	To ratify setting the authorized number of members of the Board of Directors at nine (9) members;

2.
To elect a total of nine (9) directors to the Board of Directors of the Company (subject to the approval of Proposal 1), including two (2) directors elected solely by the holders of the Company's Series D Preferred Stock (the "Series D Directors"),  to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

3.	To ratify the appointment of KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2011; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s capital stock at the close of business on October 28, 2011 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy, and return it promptly in the enclosed return envelope.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting.  Whether you grant a proxy, you may vote in person, if you attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Jie Han
Jie Han
Chairman of the Board of Directors and Chief
Executive Officer

Dated: November 14, 2011

CHINA XD PLASTICS COMPANY LIMITED

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone,
Heilongjiang Province, PRC 150060

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on December 14, 2011

INTRODUCTION

Your proxy is solicited by the Board of Directors of China XD Plastics Company Limited, a Nevada corporation (the “Company,” “China XD,” “we,” “us” or “our”), for use at the Annual Meeting of Stockholders to be held on December 14, 2011, at 9:00 a.m. Beijing time, which is equivalent to December 13, 2011 at 8:00 p.m. U.S. Eastern Standard Time (the “Annual Meeting”), at Sanya Marriott Yalong Bay Resort & Spa, Yalong Bay, National Resort District, Sanya, Hainan 572000, China.  The Annual Meeting is called for the following purposes:

1.	To ratify setting the authorized number of members of the Board of Directors at nine (9) members;

2.
To elect a total of nine (9) directors to the Board of Directors of the Company (subject to the approval of Proposal 1), including two (2) directors elected solely by the holders of the Company's Series D Preferred Stock (the "Series D Directors"),  to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

3.	To ratify the appointment of KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2011;

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set October 28, 2011, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), series B preferred stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”), series C preferred stock, par value $0.0001 per share, of the Company (the “Series C Preferred Stock”), and series D preferred stock, par value $0.0001 per share, of the Company (the “Series D Preferred Stock” and together, with the Common Stock, Series B Preferred Stock and the Series C Preferred Stock, the "Capital Stock"), who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the Annual Meeting.

This proxy statement and the proxy card are being mailed on or about November 14, 2011 to stockholders of record as of the close of business on the Record Date.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock, if our records show that you owned the shares on the Record Date.  As of the close of business on the Record Date, a total of 47,628,367 shares of Common Stock,  1,000,000 shares of Series B Preferred Stock, 2 shares of Series C Preferred Stock, and 16,000,000 shares of Series D Preferred Stock are entitled to vote at the Annual Meeting.  The shares of Capital Stock will vote together as a single class on all matters presented at the Annual Meeting except for the election of the Series D Directors, which the holders of the Series D Preferred Stock will vote on together as a separate class. Each share of Common Stock, Series C Preferred Stock, and Series D Preferred Stock is entitled to one vote.  The holder of the Series B Preferred Stock is entitled to an aggregate of 42,419,201 votes, representing 40% of the combined voting power of the Capital Stock.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card complete, sign and date your proxy card and promptly return it in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Beijing time on December 13, 2011, or 10:59 a.m. US Eastern Standard Time on December 13, 2011, to be counted.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy.  Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes.  You may revoke your proxy card at any time before its exercise at the Annual Meeting by (i) giving our Secretary a written notice revoking your proxy card or a duly executed proxy bearing a later date, or (ii) by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Capital Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting.  If you sign and return your proxy card your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.  The election of the seven (7) directors under Proposal 1 who are not Series D Directors will be by the affirmative vote of a plurality of the votes duly cast by the holders of Capital Stock, represented in person or by proxy at the Annual Meeting.  The election of the two (2) Series D Directors under Proposal 1 will be by the affirmative vote of a plurality of the votes cast by the holders of the shares of Series D Preferred Stock, represented in person or by proxy at the Annual Meeting.  Proposal 2 shall be approved by a majority of the votes duly cast by the holders of Capital Stock present in person or represented by proxy at the meeting.  An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.  Proposal 3 shall be approved by a majority of the votes duly cast by the holders of Capital Stock present in person or represented by proxy at the meeting.  An abstention with respect to Proposal 3, will have the effect of a vote “AGAINST” such proposal.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the ratification of the Company’s independent auditors.  Abstentions and broker non-votes have no effect on the proposal being voted upon.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The Company and the Company’s stockholder have previously approved the increase in the number of authorized directors to serve on the Board of Directors from seven (7) members to nine (9) members.  The Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide that a vote of the stockholders shall be taken at the Annual Meeting to confirm the number of Directors fixed by the Board and to be elected.

Proposal No. 2:  The Nevada Revised Statutes and The Nasdaq Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 3:  The Company has appointed KPMG to serve as the Company’s independent auditors for the third quarter and fourth quarter of fiscal year 2011.  The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  At the close of business on the Record Date there were 47,628,367 shares of Common Stock, 1,000,000 shares of Series B Preferred Stock, two (2) shares of Series C Preferred Stock, and 16,000,000 shares of Series D Preferred Stock issued and outstanding.  We have issued no other voting securities as of the Record Date.  Each share of Common Stock, Series C Preferred Stock, and Series D Preferred Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.  The holder of the Series B Preferred Stock is entitled to an aggregate of 42,419,201 votes, representing 40% of the combined voting power of all of the Company’s issued and outstanding Capital Stock. The holders of the Series D Preferred Stock, voting as a separate class, have the right to elect the Series D Directors. Holders of Common Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request the Company will deliver a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o China XD Plastics Company Limited, at the Company’s office located at 500 5th Avenue, Suite 4120, New York, New York 10110.  The Company’s telephone number is 212-747-1118.  Stockholders who share an address and receive multiple copies of this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company's stock as of October 28, 2011 by (i) each person known to us to own beneficially more than 5% of any class of our voting securities, (ii) each of our directors, each of our nominees for director and each of our named executive officers; and (iii) all executive officers, directors and nominees for director as a group.  Except as otherwise noted below, the persons identified have sole voting and investment powers with respect to their shares.  Unless otherwise indicated, the address for all of the executive officers, directors, nominees for director and stockholders named below is c/o China XD Plastics Company Limited, No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)	% Total Voting Power (3)
Jie Han (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Series B Preferred Stock	1,000,000	(4)	100.0%	40%
Jie Han	Common Stock	32,510,131	(4)	68.3%	30.7%
Qingwei Ma (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	12,000		*	*
Junjie Ma (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	8,000		*	*
Taylor Zhang (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	14,000		*	*
Robert Brisotti (5) (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	11,020		-	*
Lawrence W. Leighton (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	31,761		*	*
Linyuan Zhai (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	4,229		*	*
Yong Jin (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	4,229		*	*
XD. Engineering Plastics Company Limited (address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands)	Series B Preferred Stock	1,000,000	(3)	100.0%	40.0%
XD. Engineering Plastics Company Limited	Common Stock	24,382,598	(3)	51.2%	23.0%
MSPEA Modified Plastics Holding Limited (address: c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands)	Series D Preferred Stock	16,000,000		100.0%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group		32,595,370		68.4%	30.7%

*           Less than 1%

(1)
The amount of beneficial ownership includes the number of shares of issued and outstanding Capital Stock held, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of October 15, 2011 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.

(2)
Based upon 47,628,367 shares of Common Stock outstanding, 1,000,000 shares of Series B Preferred Stock outstanding, 2 shares of Series C Preferred Stock outstanding, and 16,000,000 shares of Series D Preferred Stock outstanding as of October 28, 2011.

(3)
Percentage total voting power represents voting power with respect to all shares of our Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, as a single class. Each share of Common Stock, Series C Preferred Stock, and Series D Preferred Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.  The holder of the Series B Preferred Stock is entitled to an aggregate of 42,419,201  votes, representing 40% of the combined voting power of all of the Company’s issued and outstanding Capital Stock. The Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our Articles of Incorporation.

(4)
Mr. Jie Han beneficially owns (i) 32,510,131 shares of Common Stock, representing 68.3% of our total outstanding Common Stock, which includes 8,127,533 shares of Common Stock directly held by Mr. Jie Han and 24,382,598 shares of Common Stock beneficially owned by Mr. Jie Han through his sole ownership of XD. Engineering Plastics Company Limited
(“XDE”), and (ii) 1,000,000 shares of Series B Preferred Stock through his sole ownership of XDE, representing 100% of our total outstanding Series B Preferred Stock. The holder of the Series B Preferred Stock is entitled to an aggregate of  42,419,201  votes, representing 40% of the combined voting power of all of the Company’s issued and outstanding Capital Stock.

(5)	Mr. Robert Brisotti’s business address is 40 Wall Street, 31st Floor, New York, NY 10005.

PROPOSAL 1

RATIFICATION OF SETTING THE AUTHORIZED NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AT NINE (9) MEMBERS

Background

The authorized number of the Company’s directors was increased from seven (7) members to nine (9) members in connection with the Series D Financing.  As previously disclosed, the increase in the number of authorized directors was previously approved by the Company’s Board of Directors and the stockholders.

The Company’s Bylaws provide that the number of directors shall from time to time be fixed and determined by the directors, subject to the approval of the stockholders, and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors.  The Bylaws further provide that at the Annual Meeting, a vote of the stockholders shall be taken to confirm the number of directors fixed by the board and to be elected.  If holders of a majority of the shares entitled to vote do not approve the number of directors fixed by the Board, then the number of directors to be elected shall revert to the number of directors elected at the previous year's Annual Meeting, but in no event shall such reduction in the number of directors have the effect of eliminating any director position(s) with respect to which any series of preferred stock has the authority under the Articles of Incorporation to elect. As discussed under Proposal 1, Pursuant to the Series D COD, the Series D Preferred Stock, voting as a single class, have the right to elect the two (2) Series D Directors.  If the number of authorized directors is not ratified by the stockholders, the number of authorized directors will revert to seven (7) directors, two of which will be the Series D Directors.

REQUIRED VOTE

Ratification of the setting the number of authorized members of the Board of Directors at nine (9) members requires the affirmative vote of a majority of the votes duly cast by the holders of Capital Stock, represented in person or by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
 SETTING THE AUTHORIZED NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AT NINE (9) (SUBJECT TO APPROVAL OF PROPOSAL 2) MEMBERS

PROPOSAL 2
ELECTION OF DIRECTORS

The Board of Directors has nominated seven (7) persons to stand for election to the Board of Directors and the holders of the Series D Preferred Stock have nominated two (2) persons to stand for election to the Board of Directors as the Series D Directors.  As discussed in proposal  1, the number of authorized directors of the Company is subject to confirmation by the stockholders. If the number of authorized directors is not ratified by the stockholders, the number of authorized directors will revert to seven (7) directors, two (2) of which will be the Series D Directors.

If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until his or her earlier death, resignation, or disqualification pursuant to the Company’s Articles of Incorporation or otherwise.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

DIRECTOR NOMINEES

Set forth below is the name, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Jie Han	46	Chief Executive Officer and Chairman of the Board of Directors	December 31, 2008
Taylor Zhang	33	Chief Financial Officer and Director	May 14, 2009
Qingwei Ma	37	Chief Operating Officer and Director	December 31, 2008
Lawrence W. Leighton (1)(2)(3)	77	Independent Director	May 14, 2009
Robert Brisotti (1)(2)(3)	65	Independent Director	October 4, 2010
Linyuan Zhai (1)(2)(3)	62	Independent Director	May 14, 2009
Yong Jin (3)	76	Independent Director	May 14, 2009
Ed Huang (2)(4)	36	Independent Director	September 28, 2011
Jun Xu(4)	36	Independent Director	September 28, 2011

(1)  Serves as a member of the Audit Committee.

(2)  Serves as a member of the Compensation Committee.

(3)  Serves as a member of the Nominating Committee.

(4)  Series D Director nominee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term.  There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

Jie Han. Mr. Han co-founded Harbin Xinda Macromolecule Material Co., Ltd. (“Harbin Xinda”), the Company’s wholly owned subsidiary, in 2004, and has been employed by Harbin Xinda since that time. In January 2008, Mr. Han was appointed Chairman and Chief Executive Officer of Harbin Xinda. Prior to organizing Xinda High-Tech, which was founded in 2003, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 26 years of experiences in the industry, Mr. Han is an expert in the management and financial aspects of the manufacture and distribution of modified plastic products. Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People’s Congress. Mr. Han received a business management degree from the Heilongjiang Provincial Party School.

Taylor Zhang. Mr. Zhang has over 11 years of experience in finance and operation in a broad range of industries. From May 2008 to March 2009, Mr. Zhang served as Chief Financial Officer of Advanced Battery Technologies, Inc (Nasdaq: ABAT). From 2007 to 2008, he served as Executive Vice President of Finance of China Natural Gas, Inc. (Nasdaq: CHNG). From 2005 to 2007, Mr. Zhang worked as a research analyst in New York Private Equity. From 2000 to 2002, he was employed as Finance Manager by Datong Thermal Power Limited. He holds a MBA from University of Florida and a Bachelor’s Degree in mechanical and electronic engineering from Beijing Technology and Business University.

Qingwei Ma. Mr. Ma has been employed as General Manager of Harbin Xinda since it was founded in 2004. In 2008, he was promoted to Chief Operating Officer and appointed to the Board of Directors. Prior to joining Harbin Xinda, Mr. Ma was employed for six years by Harbin Xinda Nylon Factory as Manager of Quality Assurance, then as Manager of Research and Development, and finally as Production Manager. In 1997, Mr. Ma was awarded a bachelor’s degree by the Northern China Technology University, where he specialized in the chemical engineering of high polymers. Mr. Ma has 13 years of experiences in the industry. He also published two articles in China’s key journals in the areas of modified plastic industry. In 2001, Mr. Ma was selected as “Harbin Quality Work Advanced Enterprise and Advanced Worker”; in 2004, he was awarded the Heilongjiang First Professional Manager Qualification Certificate. One of his inventions, “compound nano modified materials dedicated to the automobile bumper,” won the “Science and Technology Progress Awards” issued by Harbin Municipality.

Lawrence W. Leighton. Mr. Leighton has had an extensive 45-year international investment banking career. Beginning at what became Lehman Brothers, he advised on financing for the Mexican Government and leading Mexican corporations. As Director of Strategic Planning for the consumer products company, Norton Simon Inc., he initiated and executed the acquisition of Avis Rent-a-car. Subsequently, he was a Limited Partner of Bear Stearns & Co., a Managing Director of the investment bank of Chase Manhattan Bank and then President and Chief Executive Officer of the U.S. investment bank of Credit Agricole, a major French Bank. Among his transactions have been advising Pernod Ricard, a major European beverage company, on its acquisitions in the United States; and advising Verizon, a U. S. telecom company, on its dispositions of certain European operations. Since 2005, Mr. Leighton has served as a managing director of Bentley Associates Investment Banking.  Since 2008, Mr. Leighton has served as a member of the board of directors of China Natural Gas, Inc. Mr. Leighton received his Bachelor’s Degree in engineering from Princeton University and a Master’s Degree from Harvard Business School. He holds a commercial pilot’s license with instrument rating.

Robert Brisotti. Mr. Brisotti has 20 years of experience in the securities industry as an investment banker and securities analyst and 14 years of experience in the plastics industry as a business manager and chemist. Since June 2010, Mr. Brisotti has served as a Senior Vice President at Buckman, Buckman & Reid, Inc., where he manages underwriting and merger and acquisition transactions. From August 2008 to June 2010, Mr. Brisotti was a Senior Vice President at Mercer Capital Ltd. From February 2007 to August 2008, Mr. Brisotti was a Senior Vice President at Andrew Garrett, Inc.  From July 2004 to February 2007, he was a Senior Vice President at S. W. Bach & Co. In the plastics industry, Mr. Brisotti has experience with acrylics at Rohm and Haas, urethanes at Olin Corporation and polyolefins at Union Carbide. Mr. Brisotti has a BS in Chemistry from Lehigh University, a MS in Chemistry from the University of Rhode Island, and a MBA in Finance from Columbia University.

Linyuan Zhai. Mr. Zhai worked for China FAW Group Corporation for 37 years and has abundant experience in terms of technology, production, and business management. He is one of the pioneers and outstanding contributors of FAW Group’s success. Since 2000, Mr. Zhai has served as general manager of FAW Sihuan Products Co., Ltd., an automobile manufacturing company. From August 1998 to December 2000, Mr. Zhai was the manufacturing section chief at FAW Sihuan Head Office.  From August 1992 to August 1998, Mr. Zhai was the factory manager at FAW Sihuan Auto Warm Air Blower Factory. In 2000, as deputy general manager, successfully led the initial public offering of Four Ring Company, a subsidiary of FAW Group, a leader in the vehicle manufacturing industry based in China. Mr. Zhai received his business management degree from Changchun University.

Yong Jin. Mr. Jin has served an academician of the Chinese Academy of Engineering since 1997.  From 1973 to 1986 he was a professor at the Chemical and Engineering Department of Tsinghua University. Mr. Jin is an executive member of Chemical Industry and Engineering Society of China and Chinese Society of Particuology, vice chairman of China Institute of Ecological Economy, director of Industrial Ecology Economy and Technology Committee, Council Convenor of the Chemical discipline in the State Council Academic Degrees Committee, professional adviser for the Beijing Municipal Government, Lectureship Award recipient in fluidization by American Institute of Chemical Engineers (AIChE), the world’s leading organization for chemical engineering professionals, with more than 40,000 members from 93 countries, consultant for the Germany magazine “Chemical Engineering & Technology.” Mr. Jin has published and presented more than 350 papers in important journals and conferences domestically and internationally, 138 of which were included in Science magazine. Since July 2004, Mr. Jin has served as an independent director of Shangxi Lu’an Environmentally Friendly Energy Development Co., Ltd., a publicly traded PRC company. Mr. Jin also has more than 30 patent applications. Mr. Jin received his engineering degree from Ural Technical University.

Ed Huang. Mr Huang is currently a managing director of Morgan Stanley Asia Limited and a senior member of Morgan Stanley Private Equity Asia focusing on China investments. Mr. Huang has been with Morgan Stanley Asia Limited since 2003 and advised on a broad range of technology, media and communications transactions for the Investment Banking Division of Morgan Stanley Asia Limited prior to joining Morgan Stanley Private Equity Asia in 2007. Prior to joining Morgan Stanley Asia Limited, Mr. Huang was previously with the Investment Banking Division of Morgan Stanley in New York and the Financial Institutions Investment Banking Group of Merrill Lynch in New York. Mr. Huang is currently a non-executive director of Sihuan Pharmaceutical Holdings Group Ltd., a company listed on the Hong Kong Stock Exchange (Stock Code: 460) and a non-executive director of China Flooring Holding Company Limited, a company listed on the Hong Kong Stock Exchange (Stock code: 2083). He is also a director of CIMIC Industrial Group Ltd. and its subsidiary, Shanghai CIMIC Tiles Co., Ltd., which is a Shenzhen listed company (Stock Code: 002162). Mr. Huang received a Bachelor of Arts in Economics and East Asian Studies from Yale University and a Master of Business Administration from Harvard Business School.

Jun Xu. Mr. Xu is an Executive Director of Morgan Stanley. Mr. Xu joined Morgan Stanley Private Equity Asia in 2008 after spending six years in investment banking advising Chinese clients on financing transactions and cross-border mergers and acquisitions. Prior to joining Morgan Stanley in 2005, he was with Goldman Sachs in Hong Kong SAR from 2002 to 2005. Mr. Xu focuses on the group's private equity transactions in China. Mr. Xu is a native Chinese and based in Hong Kong SAR. Mr. XU received dual Bachelor Degrees in both international trade and computer science magna cum laude from Shanghai Jiaotong University and an M.B.A. with honours from the University of Michigan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, there have been no other transactions since January 1, 2009, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director of officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had, or will have, a direct or indirect material interest other than as disclosed below.

Prior to the Company’s reverse merger that occurred in December 2008, Ms. Qiuyao Piao owned 100% of Favor Sea (BVI) indirectly through XD Engineering Plastics Company Limited (“XD Engineering”), a British Virgin Islands corporation, the former sole shareholder of Favor Sea (BVI).  Harbin Xinda High-Tech Co., Ltd. (“Xinda High-Tech”) and Heilongjiang Xinda Hyundai Engineering Plastics Co., Ltd. are affiliated companies owned by Ms. Piao, who was the major shareholder of Harbin Xinda before the ownership was transferred to Hong Kong Engineering Plastics Company Limited.

            Prior to signing of the above-mentioned Agreement, the Company rented the buildings and equipment of Xinda High-Tech for the purpose of its production expansion. The lease term was from May 1, 2008 to April 30, 2011. The lease payment was for a total of RMB2,000,000 per year. The lease contract was cancelled when Harbin Xinda and Xinda High-Tech rescinded the Agreement on May 1, 2009 and at the same time, Harbin Xinda and Xinda High-Tech re-signed a new lease agreement for the office and factory space at No. 9 Dalian North Road, Haping Road Centralized District, Harbin Development Zone, Harbin, Heilongjiang, China. The leased space is for 23,893.53 square meters and the term of the lease is from May 1, 2009 to April 30, 2012. The lease payment remains at RMB2,000,000 per year. In the years ended December 31, 2010, December 31, 2009 and 2008, the Company recorded $295,501, $292,954 and $119,945, respectively, for the rent expenses.

As previously reported, on August 15, 2011, the Company entered into a securities purchase with, among others, MSPEA Modified Plastics Holding Limited, a Cayman Islands company and an affiliate of Morgan Stanley, pursuant to which the Company issued, on terms and conditions set forth therein, an aggregate of 16,000,000 shares of the Series D Preferred Stock to MSPEA (the “Series D Financing”).  In connection with the Series D Financing, the holders of the Series D Preferred Stock were given the right to elect up to two (2) directors (referred to herein as the Series D directors) subject to the terms and conditions set forth in that certain Certificate of Designation of the Series D Preferred Stock filed as Exhibit 3.1 to the Company’s Form 8-K filed on September 28, 2011 (the “Series D COD”). The current Series D director nominees, Mr. Huang and Mr. Xu, are employees at Morgan Stanley.

It is our policy that we will not enter into any related party transactions unless the Audit Committee or another independent body of the Board of Directors first reviews and approves the transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons also are required to furnish our company with copies of all Section 16(a) forms they file.  Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2010, all of the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company complied with the filing requirements of Section 16(a) of the Exchange Act.

BOARD OPERATIONS

Board Leadership Structure

The Board of Directors believes that Jie Han’s service as both Chairman of the Board of Directors and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Han possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the time and attention of our Board of Directors are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers.

Each of the directors other than Jie Han, Taylor Zhang and Qingwei Ma is independent (see “Director Independence” below), and the Board of Directors believes that the independent directors provide effective oversight of management. The Board of Directors has not designated a lead director.  Our independent directors call and plan their executive sessions collaboratively and, between Board of Directors meetings, communicate with management and one another directly.  In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

Director Qualifications

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses.  We also seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion, in addition to the ability and commitment to devote significant time and energy to service on the Board of Directors and its committees.  We believe that all of our directors meet the foregoing qualifications.

The Nominating Committee and the Board of Directors believe that the leadership skills and other experiences of its Board of Directors members, as described below, provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Jie Han: Mr. Han is the founder of China XD and of our former affiliate, Harbin Xinda Nylon Factory.  He has over 26 years of experience in the modified plastics industry.  Mr. Han contributed to our Board of Directors strong leadership and vision for the development of our Company.  Mr. Han also serves as an executive director of China Plastic Processing Industry Association and he is a member of Industry and Commercial Union Executive Committee of Heilongjiang Province. Mr. Han is a director of the Chinese Chamber of Commerce and People’s Congress Representative of Harbin City.  Mr. Han is an expert in all management and financial aspects of manufacture and distribution of modified plastic products.

Taylor Zhang: Mr. Zhang has over eight years of experience in finance and operations in a broad range of industries.  He was the former Chief Financial Officer of Advanced Battery Technologies, Inc. (NASDAQ: ABAT) and has a MBA from University of Florida.

Qingwei Ma: Mr. Ma served as the Company’s Chief Operating Officer since 2008. Mr. Ma has over 13 years of experience in the modified plastics industry. Prior to joining China XD, has was a member of the senior management team of Harbin Xnida Nylon Factory and was awarded the Heilongjiang First Professional Manager Qualification Certificate in 2004.

Yong Jin: Mr. Jin contributes to our Board of Directors an extensive scientific knowledge and understanding of the field of modified plastics, which are evidenced by the numerous distinctions he has received in the course of his career and the number of papers he has published in Chinese and international journals.

Lawrence W. Leighton: Mr. Leighton has over 45 years of experience as an investment banker and corporate executive advising both large and small corporations in both foreign countries and the United States.

Robert Brisotti: Mr. Brisotti has 20 years of experience in the securities industry as an investment banker and securities analyst and 14 years of experience in the plastics industry as a business manager and chemist.

Linyuan Zhai: Mr. Zhai contributes to our Board of Directors extensive experience in the areas of auto technology, production, and business management, which he accumulated while working for China FAW Group Corporation during his 38 years of employment.

Ed Huang: Mr. Huang contributes to our Board of Directors a broad range of transactional experience. Mr. Huang  received an M.B.A. from Harvard Business School.

Jun Xu: Mr. Xu contributes to our Board of Directors a broad range of transactional experience. Mr. Xu  received an M.B.A. with honours from the University of Michigan.

Board of Directors Practices

Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counselling and direction to our management. It is our expectation that the Board of Directors will meet regularly on a quarterly basis and additionally as required.

Board of Directors’ Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board of Directors committees. These committees then provide reports to the full Board of Directors.  The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment, and management of critical risks.  These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks.  The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held six (6) meetings during 2010. No director attended less than 75% of any meeting of a committee of which the director was a member in fiscal year 2010. The Board of Directors expects all directors to attend annual meetings of shareholders.our then-current directors attended our Annual Meeting of Stockholders in December 2010 in person.

DIRECTOR INDEPENDENCE

A majority of the directors serving on our Board of Directors must be independent directors under Rule 5605(b)(1) of the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). The Board of Directors has a responsibility to make an affirmative determination whether a directors has a material relationships with the listed company through the application of Rule 5605(a)(2) of the Marketplace Rules of NASDAQ, which provides the definition of an independent director.

The Board of Directors has determined that each of the director nominees standing for election, except Jie Han, Taylor Zhang and Qingwei Ma, has no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors has adopted independence standards that follow the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” above.

Based on the application of the independence standards and the examination of all of the relevant facts and circumstances, the Board of Directors determined that none of the following directors and nominees had any material relationship with the Company and, thus, are independent under Rule 5605(a)(2) of the Marketplace Rules of NASDAQ: Yong Jin, Lawrence W. Leighton, Robert Brisotti, Linyuan Zhai, Ed Huang, and Jun Xu. In accordance with the Marketplace Rules of NASDAQ, a majority of our Board of Directors is independent.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee was established on May 26, 2009.  The members of the Compensation Committee during 2010 were Lawrence Leighton, Robert Brisotti and Linyuan Zhai.  On September 28, 2011, Ed Huang was appointed as a member of the Compensation Committee.  Mr. Cosimo J. Patti served as the Chairman of the Compensation Committee and following his resignation from the Board of Directors in October 2010 and Mr. Brisotti’s appointment to the Board of Directors, Mr. Brisotti began serving as the Chairman of the Compensation Committee.

Each of these members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.  The Compensation Committee operates under a written charter.  The Compensation Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

The Compensation Committee discharges the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers and administers our 2010 Stock Incentive Plan.  The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee held three meetings during 2010.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2010 are listed above. The Compensation Committee is composed solely of independent, non-employee directors.

NOMINATING COMMITTEE

The Nominating Committee was established on May 26, 2009.  The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in making recommendations to the Board of Directors as to the independence of each director, in monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, and in leading the Board of Directors in any annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation.  The Nominating Committee held no meeting during 2010.

The members of the Nominating Committee during 2010 were Lawrence Leighton, Linyuan Zhai and Robert Brisotti.  Mr. Zhai served as the Chairman of the Nominating Committee.  Each of the above-listed Nominating and Corporate Governance Committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter.  The Nominating and Corporate Governance Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

On September 28, 2011 the Company filed a Certificate of Designation with the Secretary of State of the State of Nevada, which provides the holders of the Series D Preferred Stock with the right to elect up to two (2) directors to the Company’s Board of Directors on the terms and conditions set forth therein.  There have been no other changes to the procedures by which the stockholders of the Company may recommend nominees to the Board of Directors since the filing of the Company’s Definitive Proxy Statement on November 19, 2009 for its Annual Meeting of Stockholders, which was held on December 1, 2009.  The Nominating Committee will consider director candidates recommended by any reasonable source, including current Board of Directors members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.  The Board of Directors does not have a formal policy on Board of Directors candidate qualifications.  The Board of Directors may consider those factors it deems appropriate in evaluating director nominees made either by the Board of Directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board of Directors members, and specialized knowledge or experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent,” as such term is defined in the NASDAQ Marketplace Rules and applicable SEC regulations.  Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily.  In considering candidates for the Board of Directors, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met.

Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire.  The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.  Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

AUDIT COMMITTEE

The Audit Committee was established on May 26, 2009.  The Audit Committee operates under a written charter.  The Audit Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include, among other things:

•	reviewing the Audit Committee’s charter, annual report to stockholders and reports submitted to the SEC;

•	appointing the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;

•	reviewing the independent auditors’ performance;

•	discussing with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles;

•	following an audit, reviewing significant difficulties encountered during the audit; and

•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements.

In addition, the Audit Committee reviews and approves all transactions with affiliates, related parties, directors and executive officers.

The Audit Committee met eight (8) times during 2011. The members of the Audit Committee during 2011 were Lawrence Leighton, Robert Brisotti and Linyuan Zhai.  Mr. Leighton served as the Chairman of the Audit Committee.  Mr. Brisotti joined the Audit Committee in October 2010 following Mr. Patti’s resignation from and his appointment to the Board of Directors.  Each of the above-listed Audit Committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

Our Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Mr. Leighton is the “audit committee financial expert” and is an independent member of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2010 with our management. In addition, the Audit Committee has discussed with Moore Stephens Hong Kong, our independent auditor for the fiscal year ended December 31, 2010, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from Moore Stephens Hong Kong as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed the independence of Moore Stephens Hong Kong with that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with our independent auditors and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

THE AUDIT COMMITTEE

Lawrence Leighton, Chairman

Robert Brisotti

Linyuan Zhai
_____________

(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE SESSIONS

Under NASDAQ Marketplace Rule 5605(b)(2), our independent directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Mr. Lawrence Leighton at c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors.  Stockholders wishing to communicate with the Board of Directors or any individual director may send an email through our website at www.chinaxd.net or mail a communication addressed to the Secretary of the Company, c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110.  Any such communication must state the number and type of shares of Capital Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF BUSINESS CONDUCT

We adopted a code of business conduct that applies to our directors, officers and employees. A written copy of the code can be found on our website at www.chinaxd.net and can be made available in print to any shareholder upon request at no charge by writing to our Secretary, c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110.  Our code of business conduct is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to the code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is a summary of the compensation paid to our executive officers for the two years ended December 31, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)		Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compens- ation ($)	Total ($)

Jie Han,	2010	35,460	-	-	13,355,832	(1)	-	-	-	13,391,292
CEO	2009	17,567	-	-	3,065,388	(1)	-	-	-	3,082,955

Qingwei Ma,	2010	15,918	-	78,840	22,373		-	-	-	117,131
COO	2009	21,507	-	-	-		-	-	-	21,507

Taylor Zhang,	2010	124,474	-	91,980	29,831	(2)	-	-	-	246,285
CFO	2009	72,000	-	-	-		-	-	-	72,000

(1)
The options were issued pursuant to an Incentive Option Agreement dated May 16, 2008 between Ms. Piao and Mr. Han whereby Ms. Piao granted to Mr. Han 40,000 options to purchase all the shares of XD Engineering, the controlling shareholder of the Company, subject to the Company achieving certain financial performance targets, which the Company believes should be accounted for as share-based compensation awarded to an employee by a related party as compensation for services rendered in accordance with ASC Topic 718.

(2)	Mr. Zhang was appointed as our CFO on May 1, 2009.

Outstanding Equity Awards at Fiscal Year-End

The following is a summary of all options, unvested stock and equity incentive plans for our Executive Officers for the year ended December 31, 2010.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Name of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Jie Han, CEO	0	-	-	-	-	-	-	-	-
Taylor Zhang, CFO	Common Stock	100,000	100,000	8.01	8/7/2013	14,000	91,980	-	-
Qingwei Ma, COO	Common Stock	75,000	75,000	8.01	8/7/2013	12,000	78,840	-	-
Junjie Ma, CTO	Common Stock	25,000	25,000	8.01	8/7/2013	8,000	52,560	-	-

The above table does not include the options granted pursuant to an Incentive Option Agreement dated May 16, 2008, whereby Ms. Piao granted 40,000 options to Mr. Jie Han to purchase all the shares of XD. Engineering, the controlling shareholder of the Company.

2009 Stock Option / Stock Issuance Plan

On May 26, 2009, we adopted our 2009 Stock Option / Stock Issuance Plan (the “Plan”), which reserved 7,800,000 shares of Common Stock for issuance under the Plan.  The Plan provides for the grant of the following types of incentive awards: (i) stock options and (ii) stock issuances. Each of these is referred to individually as an “Award.” Those who will be eligible for Awards under the Plan include employees, directors and independent contractors who provide services to the Company and its affiliates.

Number of Shares of Common Stock Available Under the Plan

The Board of Directors has reserved 7,800,000 shares of the Common Stock for issuance under the Plan. As of October 28, 2011, the Company has issued 2,355,380 shares under the Plan, of which 1,909,880 are restricted stock and 445,500 are stock options. Currently, approximately 32 employees and directors are eligible to participate in the Plan.

If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s Common Stock, the Board of Directors will adjust the number and class of shares that may be delivered under the Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

Administration of the Plan

The Board of Directors will administer the Plan. However, any or all administrative functions otherwise exercisable by the Board of Directors may be delegated to a committee of the Board of Directors (the “Committee”). Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.  Subject to the terms of the Plan, the Board of Directors has the sole discretion to select the employees, independent contractors, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the Plan and outstanding Awards.

Options

The Board of Directors is able to grant nonqualified stock options and incentive stock options under the Plan. The Board of Directors determines the number of shares subject to each option. Incentive options may only be granted to employees.  The aggregate fair market value of the shares of Common Stock for which one or more options granted to any employee under the Plan may for the first time become exercisable as incentive options during one calendar year may not exceed $100,000.

The Board of Directors determines the exercise price of options granted under the Plan, provided the exercise price (i) of incentive stock options must be at least equal to the fair market value of the Common Stock on the date of grant and (ii) of non-statutory stock options must be at least equal to 85% of the fair market value of the Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the Common Stock on the grant date.

The term of an option may not exceed ten years, except incentive stock options granted to an employee who is a 10% stockholder may not exceed five years.

Unless otherwise determined by the Board of Directors, after a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) due to death or disability. Unless otherwise determined by the Board of Directors or Board of Directors, if a participant ceases to be employed by the Company on the account of (i) termination by the Company for defined misconduct, any option held by the participant shall (A) terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such option would otherwise expire, if earlier.

The Administrator shall have the discretion to grant options that are exercisable for unvested shares.  Should the optionee’s service cease while the shares issued upon the early exercise of the optionee’s option are still unvested, the Company shall have the right to repurchase any or all of the unvested shares in accordance with the Plan.

             Stock Issuance

The Board of Directors may transfer shares of Company stock to a Plan participant pursuant to a stock issuance, either through the immediate purchase of such shares or as a bonus for services rendered the Company.  Stock issuances will vest in accordance with the terms and conditions established by the Board of Directors in its sole discretion. The Board of Directors will determine the number of shares granted pursuant to an Award of stock.  Vesting conditions on stock issuances granted to non-officer employees may not be more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued.

The Board of Directors shall fix the purchase price per share of stock issuance.  Shares issued to 10% stockholders must not have a purchase price per share less than 100% of the fair market value per share of Common Stock on the date of issuance.  Shares issued to other Plan participants shall not be less than 85% of the fair market value per share of Common Stock on the date of issuance.

The participant shall have full stockholder rights with respect to any shares of Common Stock issued to the participant under the Plan, whether or not the participant’s interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the participant cease to remain in service while holding one or more unvested shares issued under the Plan or should the performance objectives not be attained with respect to one or more such unvested shares, then the Company has the right to repurchase the unvested shares at the lower of (a) the purchase price paid per share or (b) the fair market value per share on the date participant’s service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Board of Directors and set forth in the document evidencing such repurchase right.

The Board of Directors may in its discretion waive the surrender and cancellation of one or more unvested shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s service ceases or he or she attains the applicable performance objectives.

Transferability of Awards

Except as described below, Stock Option Awards granted under the Plan are generally not transferable, and all rights with respect to a Stock Option Award granted to a participant generally will be available during a participant’s lifetime only to the participant. A participant may not transfer those rights except by will or by the laws of descent and distribution. Participant may transfer non-statutory stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members or to a transferee’s former spouse, consistent with applicable securities laws, provided that the participant receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

The Company has the right of first refusal with respect to any proposed disposition by an optionee or a participant of any shares of Common Stock issued under the Plan.  Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Board of Directors and set forth in the document evidencing such right.

Change of Control

In the event of a change of control, each outstanding option which is at the time outstanding automatically will become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding stock issuances will lapse immediately prior to the specified effective date of such change of control, for all of the shares at the time represented by such option or stock issuance. An outstanding option shall not so fully vest and be exercisable and released from such limitations and a stock issuance will not be released from such restrictions and restrictions on stock issuances if and to the extent: (i) such option or stock issuance is, in connection with the change in control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option, stock appreciation right or stock issuance with respect to shares of the capital stock of the successor corporation or parent thereof, or (ii) such option or stock issuance is to be replaced with a cash incentive program of the successor corporation or parent thereof which preserves the compensation element of such option or stock issuance existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or stock issuance. The determination of option or stock issuance comparability under clause (i) above will be made by the Board of Directors.

Effective upon the consummation of the change of control, all outstanding options or stock issuances under the Plan will terminate and cease to remain outstanding, except to the extent assumed by the successor company or its parent.

Amendment and Termination of the Plan

The Board of Directors will have the authority to amend, alter, suspend or terminate the Plan, except that shareholder approval will be required for any amendment to the Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Board of Directors and which agreement must be in writing and signed by the participant and the Company. The Plan will terminate on May 26, 2019, unless the Board of Directors terminates it earlier or it is extended by the Company with the approval of the shareholders.

Although there may be adverse accounting consequences to doing so, options may be granted and shares may be issued under the Plan which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Company shall promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

Employment Agreements

All of our officers have entered into employment agreements with the Company.

On January 1, 2010, Jie Han and China XD’s subsidiary, Harbin Xinda, entered into an employment memorandum pursuant to which Mr. Han was retained as China XD’s Chief Executive Officer. Pursuant to the memorandum, Mr. Han shall receive a monthly salary of RMB 20,000 and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of China XD. Also, Mr. Han shall receive a monthly performance-based salary of RMB 30,000 per month, which amount is subject to the achievement of the corresponding month’s performance goals. In addition, Mr. Han shall receive an annual performance-based salary of RMB 400,000 per year, which amount is subject to the achievement of the corresponding year’s performance goals. The calculation of the monthly performance-based salary and the annual performance-based salary are based on a method set forth in the Company’s compensation management policy. The term of employment is for five years beginning on January 1, 2010. Either party may provide a two-month notice prior to the expiration of the term if it does not desire to renew Mr. Han’s employment. Harbin Xinda has the right to unilaterally terminate the memorandum prior to its expiration date.

On January 1, 2010, Taylor Zhang and China XD’s subsidiary, Favor Sea (US) Inc., entered into an employment memorandum pursuant to which Mr. Zhang was retained as China XD’s Chief Financial Officer. Pursuant to the employment agreement, Mr. Zhang will receive a monthly salary of $11,000 and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of China XD. The term of employment is for five years beginning on January 1, 2010. Either party may provide a two-month notice prior to the expiration of the term if it does not desire to renew Mr. Zhang’s employment. Favor Sea (US) Inc. has the right to unilaterally terminate the memorandum prior to its expiration date.

On January 1, 2010, Qingwei Ma and China XD’s subsidiary, Harbin Xinda, entered into an employment memorandum  pursuant to which Mr. Ma was retained as China XD’s Chief Operating Officer. Pursuant to the memorandum, Mr. Ma shall receive a monthly salary of RMB 12,000 and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of China XD. Also, Mr. Ma shall receive a monthly performance-based salary of RMB 18,000 per month, which amount is subject to the achievement of the corresponding month’s performance goals. In addition, Mr. Ma shall receive an annual performance-based salary of RMB 140,000 per year, which amount is subject to the achievement of the corresponding year’s performance goals. The calculation of the monthly performance-based salary and the annual performance-based salary are based on a method set forth in the Company’s compensation management policy. The term of employment is for five years beginning on January 1, 2010. Either party may provide a two-month notice prior to the expiration of the term if it does not desire to renew Mr. Ma’s employment. Harbin Xinda has the right to unilaterally terminate the memorandum prior to its expiration date.
.
Potential Payments Upon Termination or Change in Control

We have no potential payments upon termination other than severance compensation required by the laws in the PRC and other applicable jurisdictions which ranged from 1 to 3 months of base salaries. In the case of change in control of the Company, the unvested portion of all stock based compensation shall be forfeited.

Director Compensation

The following is a summary of the compensation paid to our non-employee directors for the year ended December 31, 2010.  Our employee directors do not receive compensation for their services to the Company as directors.
DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Lawrence Leighton	43,666	66,107	-	-	-	-	102,107
Cosimo Patti	38,200	49,682	-	-	-	-	85,682
Yong Jin	5,319	7,332	-	-	-	-	12,651
Linyuan Zhai	5,319	7,332	-	-	-	-	12,651
Robert Brisotti	10,500	-	-	-	-	-	10,500

Service Agreements

On May 14, 2009, the Company entered into a Service Agreement with Lawrence W. Leighton.  Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Leighton a fee of $3,000 per month ($36,000 annually), which fee shall increase to $5,000 per month ($60,000 annually) on the 18 month anniversary of the date of his appointment; and (ii) award to Mr. Leighton under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement $50,000 in restricted shares of common stock of the Company on an annual basis (the “Stock”), which shall vest in accordance with the terms of the restricted stock award agreement.  The Stock shall be valued at the average closing price for the ten trading days prior to May 14, 2009, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Stock shall vest after six months of each year subject to Mr. Leighton’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

On May 14, 2009, the Company entered into a Service Agreement with Yong Jin.  Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Jin a fee of RMB3,000 per month (RMB36,000 annually), which fee shall increase to RMB5,000 per month (RMB60,000 annually) on the 18 month anniversary of the date of his appointment; and (ii) award to Mr. Jin under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement RMB50,000 in restricted shares of common stock of the Company on an annual basis (the “Stock”), which shall vest in accordance with the terms of the restricted stock award agreement.  The Stock shall be valued at the average closing price for the ten trading days prior to May 14, 2009, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Stock shall vest after six months of each year subject to Mr. Jin’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

On May 14, 2009, the Company entered into a Service Agreement with Linyuan Zhai.  Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Zhai a fee of RMB3,000 per month (RMB36,000 annually), which fee shall increase to RMB5,000 per month (RMB60,000 annually) on the 18 month anniversary of the date of his appointment; and (ii) award to Mr. Zhai under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement RMB50,000 in restricted shares of common stock of the Company on an annual basis (the “Stock”), which shall vest in accordance with the terms of the restricted stock award agreement.  The Stock shall be valued at the average closing price for the ten trading days prior to May 14, 2009, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Stock shall vest after six months of each year subject to Mr. Zhai’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

On October 4, 2010, the Company entered into a Service Agreement with Robert L. Brisotti.  Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Brisotti a fee of $3,000 per month ($36,000 annually), which fee shall increase to $5,000 per month ($60,000 annually) on the 18 month anniversary of the date of his appointment; and (ii) award to Mr. Brisotti under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement $50,000 in restricted shares of common stock of the Company on an annual basis (the “Stock”), which shall vest in accordance with the terms of the restricted stock award agreement.  The Stock shall be valued at the average closing price for the ten trading days prior to October 4, 2010, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Stock shall vest after six months of each year subject to Mr. Brisotti’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

REQUIRED VOTE

The number of directors to be elected depends on the approval of Proposal 1.  If Proposal 1 is approved, the number of directors to be elected will be nine (9), two (2) of which will be the Series D Directors.  If the number of authorized directors is not ratified by the stockholders by approval of Proposal 1, the number of authorized directors to be elected will revert to seven (7) directors, two (2) of which will be the Series D Directors. See Proposal 1 for a further discussion. Election of the directors, other than the Series D Directors,  a plurality of the votes duly cast by the holders of our Capital Stock in person or represented by proxy at the Annual Meeting, provided a quorum exists.  Pursuant to the Series D COD, the election of the Series D Directors requires a plurality of votes duly cast by the holders of our Series D Preferred Stock in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE NINE (SUBJECT TO THE APPROVAL OF PROPOSAL 1) NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANT

The Company appointed KPMG as its independent auditor since August 15, 2011, and the Audit Committee has appointed KPMG as our independent auditor for the 2011 fiscal year. A representative from KPMG is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders.  Prior to the appointment of KPMG, Moore Stephens Hong Kong was our independent auditor, which served as our independent auditors from December  3, 2009 to August 15, 2011.  Moore Stephens Hong Kong audited our financial statements for the fiscal year ended December 31, 2010 and December 31, 2009.

The Dismissal of Moore Stephens Hong Kong

None of Moore Stephens Hong Kong's reports on the Company’s financial statements from November 2, 2009 to August 15, 2011, (a) contained an adverse opinion or disclaimer of opinion, (b) was modified as to uncertainty other than mentioned below, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore Stephens Hong Kong, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(ii) of Regulation S-K occurred during the period in which Moore Stephens Hong Kong served as the Company’s principal independent accountant.

The Engagement of KPMG

Prior to August 15, 2011, the date that KPMG was retained as the principal independent accountants of the Company:

(1)     The Company did not consult KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)     Neither a written report nor oral advice was provided to the Company by KPMG that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)     The Company did not consult KPMG regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K.

Services and Fees of Independent Auditors

Our independent auditors for the audit of our annual financial statements for our fiscal years ended December 31, 2010 and 2009 was Moore Stephens Hong Kong. The following table shows the fees paid and to be paid by us to Moore Stephens in respect to these years:

	2010	2009
Audit Fees	$140,000	$109,819
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	25,000	7,500

Total for independent public audit firms	$165,000	$117,319

Audit Fees

During the fiscal year ended December 31, 2010, the aggregate fees billed by Moore Stephens Hong Kong were $140,000 for professional services rendered by Moore Stephens Hong Kong for the audit of our annual financial statements included in our report on Form 10-K and the reviews of the financial statements included in our reports on Form 10-Q filed with the SEC.

During the fiscal year ended December 31, 2009, the aggregate fees billed by Moore Stephens Hong Kong were $109,819 for professional services rendered by Moore Stephens Hong Kong for the audit of our annual financial statements included in our report on Form 10-K and the reviews of the financial statements included in our reports on Form 10-Q filed with the SEC.

Audit Related Fees

Excluding those fees disclosed in the Audit Fees section above, there were no audit related fees for the fiscal years ended December 31, 2010 and 2009.

Tax Fees

During the fiscal years ended December 31, 2010 and 2009, there were no tax fees billed by Moore Stephens Hong Kong for professional services rendered for tax compliance work and other tax related services.

All Other Fees

During the fiscal years ended December 31, 2010 and 2009, the aggregate fees billed by Moore Stephens Hong Kong were $25,000 and $7,500, respectively, for professional services related to other miscellaneous securities filings.

Pre-Approval Policies and Procedures

The Audit Committee appoints the independent auditor each year and pre-approves the audit and permissible non-audit services.  All services described under the caption Services and Fees of Independent Auditor were pre-approved.

REQUIRED VOTE

Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes duly cast by the holders of Capital Stock, represented in person or by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2012 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our Annual Meeting of Stockholders that will be held in 2012, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than August 16, 2012.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws.  The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this proxy statement.  If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.chinaxd.net.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED NOVEMBER 14, 2011.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors,

/s/ Jie Han
Jie Han
Chairman and Chief Executive Officer

November 14, 2011

 CHINA XD PLASTICS COMPANY LIMITED
PROXY FOR ANNUAL MEETING
TO BE HELD ON DECEMBER 14, 2011

The undersigned stockholder of China XD Plastics Company Limited, a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Jie Han and Taylor Zhang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Stockholders of the Company to be held on December 14, 2011, at 9:00 a.m. Beijing time, which is equivalent to December 13, 2011 at 8:00 p.m. U.S. Eastern Standard Time, at Sanya Marriott Yalong Bay Resort & Spa, Yalong Bay, National Resort District, Sanya, Hainan 572000, China, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of capital stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Ratify setting the authorized number of members of the Company's Board of Directors at nine (9) members.

☐    FOR                          ☐   AGAINST                         ☐  ABSTAIN

2.
Elect nine (9) directors (subject to the approval of Proposal 1), including two (2) directors elected solely by the holders of the Company’s Series D Preferred Stock (the “Series D Directors”), voting as a single class.

General Directors
1. Jie Han	2. Taylor Zhang	3. Qingwei Ma	4. Lawrence W. Leighton
5. Robert Brisotti	6. Linyuan Zhai	7. Yong Jin
Series D Directors
8. Ed Huang	9. Jun Xu

☐ FOR all nominees listed above, to the extent the undersigned is entitled to vote thereon, (except those whose names or numbers have been written on the line below).	☐ ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

3.	Ratify the appointment of KPMG as the Company’s independent auditor.

☐    FOR                          ☐   AGAINST                         ☐  ABSTAIN

4.	Transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

☐    FOR                          ☐   AGAINST                         ☐  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: ________, 2011

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.